                                                                 Exhibit 26(a)

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                               ---------------

                                  FORM T-1
                     STATEMENT OF ELIGIBILITY UNDER THE

                TRUST INDENTURE ACT OF 1939 OF A CORPORATION

                        DESIGNATED TO ACT AS TRUSTEE
                               ---------------

        CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE

                        PURSUANT TO SECTION 305(b)(2)
                               ---------------

                NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION
             (Exact name of trustee as specified in its charter)

                                 58-0193243
                    (I.R.S. employer identification no.)

          600 Peachtree Street, N.E.
          Suite 900
          Atlanta, Georgia                               30308
          (Address of principal executive offices)
(Zip Code)
                        -----------------------------

                              John T. Henderson
                NationsBank of Georgia, National Association
                             Area Administration
                             6000 Feldwood Road
                        College Park, Georgia  30349
                               (404) 774-6074
          (Name, Address and telephone number of agent for service)
                               ---------------

                               with a copy to:
                NationsBank of Georgia, National Association
                               Corporate Trust
                       600 Peachtree Street, Suite 900
                              Atlanta, GA 30308
                          ------------------------

        CORESTATES CAPITAL CORP            CORESTATES FINANCIAL CORP
             (Exact name of obligor as specified in its charter)

              PENNSYLVANIA                      PENNSYLVANIA
    (State or other jurisdiction of   (State or other jurisdiction of
     incorporation or organization)    incorporation or organization)
               23-1946384                         23-1899716
     (IRS employer identification       (IRS employer identification
                  no.)                               no.)
          Centre Square West                 Centre Square West
          1500 Market Street                 1500 Market Street
     Philadelphia, Pennsylvania          Philadelphia, Pennsylvania
                19102                               19102
          (215)  973-3986                     (215)  973-3986

          (Name, address, including zip code, and telephone number,
             including area code, of principal executive office)
                 ------------------------------------------

                               Debt Securities
                     (Title of the indenture securities)
- --------------------------------------------------------------------------------
1.   General information.

     Furnish the following information as to the trustee--

     (a) Name and address of each examining or supervising authority to which it is subject.

          The Comptroller of the Currency,
          Washington, D.C.

          Federal Reserve Bank of Atlanta
          104 Marietta Street, N.W.
          Atlanta, Georgia

          Federal Deposit Insurance Corporation
          Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

2.   Affiliations with obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

16.  List of Exhibits.

     List below all exhibits filed as a part of this statement of eligibility.

     (1) A copy of the Articles of Association of the trustee as now in effect. (See Exhibit 1 to Form T-1, Exhibit 25 to Registration No. 33-50233, which is incorporated herein by reference.)

     (2) A copy of the certificate of authority of the trustee to commence business. (See Exhibit 2 to Form T-1, Exhibit 25 to Registration No. 33-50233, which is incorporated herein by reference.)

     (3) A copy of the authorization of the trustee to exercise corporate trust powers. (See Exhibit 3 to Form T-1, Exhibit 25 to Registration No. 33-50233, which is incorporated herein by reference.)

     (4) A copy of the existing by-laws of the trustee, as amended to date. (See Exhibit 4 to Form T-1, Exhibit 25 to Registration No. 33-50233, which is incorporated herein by reference.)

     (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

     (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.
                            SIGNATURE


      Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, NationsBank of Georgia, National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 21st day of April, 1994.

                                            NATIONSBANK OF GEORGIA,
                                             NATIONAL ASSOCIATION


                                            By: /s/ Sandra Carreker        .
                                                 Sandra Carreker
                                                 Vice President

                      EXHIBIT 6 TO FORM T-1

                       CONSENT OF TRUSTEE


      Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of Corestates Capital Corp Debt Securities, NationsBank of Georgia, National Association hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                            NATIONSBANK OF GEORGIA,
                                             NATIONAL ASSOCIATION

                                            By: /s/ Sandra Carreker
                                               Sandra Carreker
                                               Vice President
                                  SIGNATURE


      Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, NationsBank of Georgia, National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 21st day of April, 1994.

                                            NATIONSBANK OF GEORGIA,
                                             NATIONAL ASSOCIATION


                                            By:
                                                 Sandra Carreker
                                                 Vice President

                            EXHIBIT 6 TO FORM T-1

                             CONSENT OF TRUSTEE


      Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of Corestates Capital Corp Debt Securities, NationsBank of Georgia, National Association hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                            NATIONSBANK OF GEORGIA,
                                             NATIONAL ASSOCIATION


                                            By:
                                                 Sandra Carreker
                                                 Vice President

                            EXHIBIT 7 TO FORM T-1

Comptroller of the Currency
Administrator of National Banks

                             REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the NATIONSBANK OF GEORGIA, N.A. OF ATLANTA, in the state of Georgia, at the close of business on December 31, 1993 published in response to call made by Comptroller of the Currency, under Title 12, United States Code,
Section 161. Charter Number 13281, Comptroller of the Currency, Atlanta
District.

Statement of Resources and Liabilities


                                                                  Dollar Amounts
                                                                   in Thousands

ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin                   1,205,514
Securities                                                           3,232,925

Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and
Agreement subsidiaries, and in IBFs:
   Federal funds sold                                                  470,850
   Securities purchased under agreements to resell                           0
Loans and lease financing receivables:
   Loans and leases, net of unearned income                          9,788,433
   LESS: Allowance for loan and lease losses                           125,977
   LESS: Allocated transfer risk reserve                                   140
   Loans and leases, net of unearned income,
   allowance, and reserve                                            9,662,316
Assets held in trading accounts                                         22,617
Premises and fixed assets (including capitalized leases)               180,489
Other real estate owned                                                 22,817
Customers' liability to this bank on acceptances outstanding           286,671
Intangible assets                                                       46,554
Other assets                                                           177,429
Total assets                                                        15,308,182


LIABILITIES

Deposits:
   In domestic offices                                               8,852,404
   Noninterest-bearing                                               2,893,166
   Interest-bearing                                                  5,959,238

Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and
Agreement subsidiaries, and in IBFs:
   Federal funds purchased                                           3,512,809
   Securities sold under agreements to repurchase                      386,885
Demand notes issued to the U.S. Treasury                               250,000
Other borrowed money                                                   180,734
Bank's liability on acceptances executed and outstanding               286,671


Other liabilities                                                      814,806
Total liabilities                                                   14,284,309

                         EQUITY CAPITAL


Common stock                                                            97,747
Surplus                                                                229,412
Undivided profits and capital reserves                                 680,766
Less: Net unrealized loss on marketable equity securities              (15,948)
Total equity capital                                                 1,023,873
Total liabilities, limited-life preferred stock, and equity
    capital                                                         15,308,182



We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


       James R.Lientz, Jr.
       Willard A. Alexander       Directors
       Hugh M. Chapman